UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):       May 6, 2003
                                                   ---------------------------


                       AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)



  DELAWARE                              1-9125                11-2113382
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(State or Other Jurisdiction         (Commission            (IRS Employer
           of Incorporation)          File Number)          Identification No.)



                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11714
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code    (631) 622-4700
                                                    -------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits

         The following exhibit is furnished as part of this report:

         Exhibit No.       Description
         99.1              Press release issued by the Registrant, dated May 6,
                           2003.



Item 9.           Regulation FD Disclosure

The information contained in this Item 9 of this current report is being furnished pursuant to "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition," in accordance with SEC Release 33-8216.

On May 6, 2003, American Technical Ceramics Corp., a Delaware corporation, issued a press release announcing its financial results for its third quarter of fiscal year 2003, ending March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            AMERICAN TECHNICAL CERAMICS CORP.
                                            ---------------------------------
                                                      (Registrant)







                                           /S/ ANDREW R. PERZ
                                           ---------------------------
Date:    May 6, 2003                             Andrew R. Perz
                                           Vice President, Controller
                                           (Principal Accounting Officer)

Exhibit Index




Exhibit No.                           Description

99.1                    Press release of American Technical Ceramics Corp.
                        dated May 6, 2003.